SanJac Alpha Core Plus Bond ETF
Schedule of Investments
February 28, 2026 (Unaudited)

EXCHANGE TRADED NOTES - 31.6%	Par	Value
Electric Utilities - 8.7%
Duke Energy Corp., 5.63%, 09/15/2078 (a)	$3,000	$73,920
Xcel Energy, Inc., 6.25%, 10/15/2085 (a)	6,800	169,660

Mortgage REITs - 15.1%
Chimera Investment Corp.
9.00%, 05/15/2029	2,600	65,390
9.25%, 08/15/2029	4,000	101,680
PennyMac Mortgage Investment Trust, 9.00%, 02/15/2030	10,074	255,678

Utilities - 7.8%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/2085 (a)	8,600	218,096
TOTAL EXCHANGE TRADED NOTES (Cost $882,985)		884,424

U.S. TREASURY SECURITIES - 27.8%	Par	Value
United States Treasury Inflation Indexed Bonds, 1.63%, 04/15/2030	417,372	426,147
United States Treasury Note/Bond, 4.00%, 11/15/2035	350,000	351,383
TOTAL U.S. TREASURY SECURITIES (Cost $770,472)		777,530

REAL ESTATE INVESTMENT TRUSTS - PREFERRED - 5.2%	Shares	Value
Mortgage REITs - 5.2%
PennyMac Mortgage Investment Trust, Series A, 8.13%, Perpetual (b)	4,612	108,936
Rithm Capital Corp., Series B, 9.57% (3 mo. Term SOFR + 5.90%), Perpetual	1,450	36,366
TOTAL REAL ESTATE INVESTMENT TRUSTS - PREFERRED (Cost $148,842)		145,302

REAL ESTATE INVESTMENT TRUSTS - COMMON - 2.9%	Shares	Value
Mortgage REITs - 2.9%
Dynex Capital, Inc.	4,000	56,120
Rithm Capital Corp.	2,500	25,125
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $76,140)		81,245

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.5%	Par	Value
Federal Home Loan Mortgage Corp., Series 4777, Class CB, 3.50%, 10/15/2045	20,292	20,167
Government National Mortgage Association, Series 2022-195, Class PO, 0.00%, 11/20/2052 (c)	59,476	48,963
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $68,876)		69,130

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 17.9%	Par	Value
3.63%, 03/10/2026 (d)	500,000	499,598
TOTAL U.S. TREASURY BILLS (Cost $499,547)		499,598

TOTAL INVESTMENTS - 87.9% (Cost $2,446,862)		2,457,229
Other Assets in Excess of Liabilities - 12.1%		338,779
TOTAL NET ASSETS - 100.0%		$2,796,008

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 28, 2026.

(c)	Principal only security.
(d)	The rate shown is the annualized yield as of February 28, 2026.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

SanJac Alpha Core Plus Bond ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Notes	$884,424	$–	$–	$884,424
U.S. Treasury Securities	–	777,530	–	777,530
Real Estate Investment Trusts - Preferred	145,302	–	–	145,302
Real Estate Investment Trusts - Common	81,245	–	–	81,245
Collateralized Mortgage Obligations	–	69,130	–	69,130
U.S. Treasury Bills	–	499,598	–	499,598
Total Investments	$1,110,971	$1,346,258	$–	$2,457,229

Refer to the Schedule of Investments for further disaggregation of investment categories.